SUPPLEMENT TO THE
FIDELITY INSTITUTIONAL MONEY MARKET FUNDS'
MAY 29, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING SENTENCE HAS BEEN REMOVED FROM THE "PERFORMANCE" SECTION
ON PAGE 17:
Note that the fund may invest in securities whose income is subject to the federal alternative minimum tax.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR TAX-EXEMPT FOUND IN THE TABLE ON PAGE 19:
     Class I      Class II      Class III


Fund        Seven-Day     Tax-Equiv     Seven-Day  Tax-Equiv    Seven-Day  Tax-Equiv
            Yield         alent Yield   Yield      alent Yield  Yield      alent Yield

Tax-Exempt     3.49    %     5.45    %  3.19%      4.98%        3.10%      4.84%


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 36:
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).